UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

Aberdeen Global Premier Properties Fund

(Exact name of registrant as specified in its charter)

Delaware	811-22016	20-8430002
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street, 32nd Floor
Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(800)-522-5465

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Resignation of independent registered public accounting firm

Effective as of the close of business on May 4, 2018, Ernst & Young LLP (“E&Y”) resigned as the independent registered public accounting firm for the Aberdeen Global Premier Properties Fund, formerly the Alpine Global Premier Properties Fund (the “Fund”), due to independence matters relating to the change in the Fund’s investment adviser, which was effective as of the close of business on May 4, 2018.  The Fund’s Board of Trustees and its Audit Committee are expected to select a new firm to serve as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2018.

The reports of E&Y on the Fund’s financial statements as of and for the two most recent fiscal years (ended October 31, 2017 and October 31, 2016) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Fund’s two most recent fiscal years (ended October 31, 2017 and October 31, 2016) and the subsequent interim period through May 4, 2018, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements of the Fund for such years.

During the Fund’s two most recent fiscal years (ended October 31, 2017 and October 31, 2016) and the subsequent interim period through May 4, 2018, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Fund has provided E&Y with a copy of the foregoing disclosures and has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Fund set forth above. A copy of E&Y’s letter dated May 4, 2018 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated May 4, 2018 from Ernst & Young LLP to the Securities and Exchange Commission confirming the disclosures contained in Item 4.01 of this Current Report on Form 8-K.

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit	Exhibit Description

16.1	Letter of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2018	Aberdeen Global Premier Properties Fund

/s/ Lucia Sitar
Name: Lucia Sitar
Title: Vice President

[Signature Page to Form 8-K]

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